Execution Version
FIRST AMENDMENT TO THE
SEPARATION BENEFIT PLAN OF
UNIT CORPORATION AND PARTICIPATING SUBSIDIARIES

        THIS FIRST AMENDMENT (the “First Amendment”) to the Separation Benefit Plan of Unit Corporation and Participating Subsidiaries, as amended from time to time (the “Plan”), has been adopted by the board of directors (the “Board”) of Unit Corporation, a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Plan.

W I T N E S S E T H:

        WHEREAS, the Company previously adopted the Plan;

        WHEREAS, Section 8.7 of the Plan provides that the Plan may be modified at any time without notice or consent of any person; and

WHEREAS, the Board now desires to eliminate the provision in the Plan that provides for accelerated vesting in the event of a “Change in Control.”

NOW, THEREFORE, BE IT RESOLVED, that the Plan shall be amended as of May 15, 2020 (the “Effective Date”), as set forth below:

Section 3.11 of the Plan shall be deleted in its entirety (and the table of contents set forth in the Plan shall be updated accordingly).

        RESOLVED, that, except as amended hereby, the Plan is specifically ratified and reaffirmed.

[Remainder of Page Intentionally Left Blank.]

EXECUTED, as of the Effective Date.

UNIT CORPORATION

By: /s/ Mark E. Schell
         Name: Mark E. Schell
        Title: Senior Vice President

Signature Page to
First Amendment to the
Separation Benefit Plan of
Unit Corporation and Participating Subsidiaries